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                                                                   Exhibit 21.01


                SUBSIDIARIES OF TRAVELERS PROPERTY CASUALTY CORP.
                               AS OF MARCH 7, 1997

    NAME OF SUBSIDIARY COMPANY                                            JURISDICTION OF INCORPORATION
 ..... The Aetna Casualty and Surety Company                                       Connecticut
 .......... AE Development Group, Inc.                                             Connecticut
 .......... Aetna Casualty & Surety Company of Canada                              Canada
 .......... Aetna Casualty and Surety Company of America                           Connecticut
 .......... Aetna Casualty and Surety Company of Illinois                          Illinois
 .......... Aetna Casualty Company of Connecticut                                  Connecticut
 .......... Aetna Commercial Insurance Company                                     Connecticut
 .......... Aetna Excess and Surplus Lines Company                                 Connecticut
 .......... Aetna Information Services Inc.                                        Connecticut
 .......... Aetna Lloyds of Texas Insurance Company                                Texas
 .......... Aetna National Accounts U.K. Limited                                   United Kingdom
 .......... Axia Services, Inc.                                                    New York
 .......... Farmington Casualty Company                                            Connecticut
 .......... Farmington Management, Inc.                                            Connecticut
 .......... Urban Diversified Properties, Inc.                                     Connecticut
 ..... The Standard Fire Insurance Company                                         Connecticut
 .......... AE Properties, Inc.                                                    California
 .......... Aetna Insurance Company                                                Connecticut
 .......... Aetna Insurance Company of Illinois                                    Illinois
 .......... Aetna Personal Security Insurance Company                              Connecticut
 .......... Community Rehabilitation Investment Corporation                        Connecticut
 .......... The Automobile Insurance Company of Hartford, Connecticut              Connecticut
 ..... The Travelers Indemnity Company                                             Connecticut
 .......... Commercial Insurance Resources, Inc.                                   Delaware
 ............... Gulf Insurance Company                                            Missouri
 .................... Atlantic Insurance Company                                   Texas
 .................... Gulf Group Lloyds                                            Texas
 .................... Gulf Risk Services, Inc.                                     Delaware
 .................... Gulf Underwriters Insurance Company                          North Carolina
 .................... Select Insurance Company                                     Texas
 .......... Countersignature Agency, Inc.                                          Florida
 .......... First Floridian Auto and Home Insurance Company                        Florida
 .......... First Trenton Indemnity Company                                        New Jersey
 .......... Laramia Insurance Agency, Inc.                                         North Carolina
 .......... Secure Affinity Agency, Inc.                                           Delaware
 .......... The Charter Oak Fire Insurance Company                                 Connecticut
 .......... The Parker Realty and Insurance Agency, Inc.                           Vermont
 .......... The Phoenix Insurance Company                                          Connecticut
 ............... Constitution State Service Company                                Montana
 ............... The Travelers Indemnity Company of America                        Georgia
 ............... The Travelers Indemnity Company of Connecticut                    Connecticut
 ............... The Travelers Indemnity Company of Illinois                       Illinois
 .......... The Premier Insurance Company of Massachusetts                         Massachusetts
 .......... The Travelers Home and Marine Insurance Company                        Indiana
 .......... The Travelers Indemnity Company of Missouri                            Missouri
 .......... The Travelers Lloyds Insurance Company                                 Texas


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
    NAME OF SUBSIDIARY COMPANY                                            JURISDICTION OF INCORPORATION
 .......... The Travelers Marine Corporation                                       California
 .......... TI Home Mortgage Brokerage, Inc.                                       Delaware
 .......... TravCo Insurance Company                                               Indiana
 .......... Travelers Bond Investments, Inc.                                       Connecticut
 .......... Travelers General Agency of Hawaii, Inc.                               Hawaii
 .......... Travelers Medical Management Services Inc.                             Delaware
 .......... Travelers Specialty Property Casualty Company, Inc.                    Connecticut



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